Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



(Closed-End Income Artwork)


CLOSED-END INCOME

Annual Report
2001




DELAWARE INVESTMENTS
Dividend and Income Fund, Inc.

[LOGO] POWERED BY RESEARCH.(SM)

Your Fund's Investment Strategies
  A Tradition of Sound Investing Since 1929

U.S. Common Stocks with Above-Average Yields
The Fund's management focuses on stocks that pay high dividends relative to their share price. Such high yields can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add value to total return.

Convertible Preferred Stocks and Bonds
The Fund invests in both convertible preferred stocks and convertible bonds. Both securities pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a lower yield.

High-Yield Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risks. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds.

Leveraging
About $55 million (36.6%) of your Fund's net assets were leveraged as of November 30, 2001. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee that the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

Your Fund's Buyback Program
Your Fund's board of directors approved a share repurchase program in 1994 that authorizes Delaware Investments Dividend and Income Fund, Inc. to purchase up to 10% of its outstanding shares on the floor of the New York Stock Exchange. During the fiscal year ended November 30, 2001, we did not make use of this option since we did not see this as the most effective way to add value to the portfolio.

Your Reinvestment Options
Delaware Investments Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Mellon Investor Services, LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial advisor.

Table
  of Contents


Letter to Shareholders                                          1

Portfolio Management Review                                     3

Performance Summary                                             5

2001 Annual Shareholder
   Meeting                                                      7

Financial Statements:

  Statement of Net Assets                                       8

  Statement of Operations                                      12

  Statements of Changes
    in Net Assets                                              13

  Statement of Cash Flows                                      14

  Financial Highlights                                         15

  Notes to Financial Statements                                16

  Report of Independent Auditors                               18


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Letter
  to Shareholders

                             Delaware Investments Dividend and Income Fund, Inc. December 11, 2001

Recap of Events
Three months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. Following the terrorist attacks in New York and Washington, D.C., a decline in U.S. corporate profits that began the previous autumn worsened, exacerbating the year-long economic slide in the U.S.

It has also become clear that September 11 may have been a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak, in the days immediately following the terrorist attacks.

Major stock indexes have made an impressive recovery since September 11. As of November 30, 2001, the Dow Jones Industrial Average had gained +19.6% from its low point on September 21, and +10.4% since the re-opening of the New York Stock Exchange on September 17. Likewise, the Nasdaq Composite Index had gained +35.8% from its September 21 low and +22.2% since September 17. According to Lipper, the average stock mutual fund made a healthy +9.5% gain between September 17 and November 30, 2001.

This recent burst of strong performance has, in effect, tempered the performance numbers for the fiscal year ended November 30, 2001. While the figures are generally disappointing, they had been projected to be much worse early in September.

Delaware Investments Dividend and Income Fund, Inc. returned +12.02% (at net asset value with distributions reinvested) for the fiscal year ended November 30, 2001. By comparison, the Lipper Closed-End Income and Preferred Stock Funds Average showed a +7.58% gain during the same period. During the period, the S&P 500 Index, the benchmark for the equity portion of your Fund, lost -12.21%. The Merrill Lynch High-Yield Bond Index, the benchmark for the fixed income portion of your Fund, rose +9.28%.

In late November, the non-profit National Bureau of Economic Research (NBER), the quasi-official arbiter of U.S. economic recessions, declared that the current economic downturn in America is a recession. The NBER's business cycle dating committee, comprised of six academic economists, tabbed March 2001 as the start of the recession. The NBER's call made it exactly 10 years between U.S. recessions and ended the longest expansionary period since the group began keeping records in 1854.

The good news on the economic front is that some signs already point to recovery, and that much has been done in the past year to help steer the U.S. economy toward growth. The U.S. Federal Reserve Board has been cutting interest rates since January 2001, while the fiscal stimulus passed by Congress this year has reached monumental levels. These noteworthy efforts have occasionally prompted comparisons to the U.S. Marshall Plan, aimed at rebuilding Europe after WWII. Government spending so far has been aimed at disaster relief, new security measures, and airline industry aid, while more is likely on the way.

Average Annual Total Returns

                                                                                                                  Premium(+) /
 At Net Asset Value                                                                                               Discount (-)
 For the periods ended November 30, 2001                                 One Year     Five Years   Lifetime*     As of 11/30/01
 Delaware Investments Dividend and Income Fund, Inc.                      +12.02%       +5.83%       +8.62%          +19.09%
 Lipper Closed-End Income and Preferred Stock Funds Average (11 funds)     +7.58%       +7.08%       +7.71%
 Standard & Poor's 500 Index                                              -12.21%      +10.07%      +13.42%
 Merrill Lynch High-Yield Bond Index                                       +9.28%       +4.26%       +6.85%
------------------------------------------------------------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information at market price can be found on page
5. The Lipper Closed-End Income and Preferred Stock Funds Average represents the average return of closed-end income and preferred stock mutual funds tracked by Lipper (Source: Lipper Inc.). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Merrill Lynch High-Yield Bond Index measures the performance of the U.S. high-yield bond market. All indexes are unmanaged. You cannot invest directly in an index. Past performance is not a guarantee of future results.

*Lifetime returns for the indexes and the Lipper peer group assume a start date of March 31, 1993.

Outlook
Since September 11, the investment community has advocated a great degree of caution with regard to the stock market's prospects. Many experienced investors and strategists have pointed out that corporate profits remain weak, that there are no guarantees with regard to fiscal and monetary stimulus, and that the current downturn may prove difficult to reverse since it was driven by poor capital investment. We agree with this rationale on all counts.

At Delaware Investments, we also believe that when pessimism and uncertainty are high, interest rates are low, and profits are bottoming, long-run prospects for stock investors are at their best. We think a dose of caution is always healthy for investors. But a pessimistic market outlook is best reserved for times such as March of 2000, when interest rates were peaking and stocks reached all-time highs that left them overvalued, in our view, by all respectable measures. At that point, pessimism made sense.

It is unlikely that this autumn's stock market rebound can continue unabated. Until the U.S. sees a turn in corporate profits, the market will be apt to move erratically, occasionally giving up gains in the short term. Yet when it comes to long-term growth prospects, we view the current environment as clearly a time for optimism. In our opinion, investment in well-selected common stocks remains a sound strategy for investors looking to protect and enhance their capital over the long term. We are hopeful that this autumn marked the start of strong future performance.

Thank you for remaining committed to Delaware Investments. We wish you a healthy and prosperous New Year.

Sincerely,


/s/ Charles E. Haldeman, Jr.
--------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio
  Management Review

                             Delaware Investments Dividend and Income Fund, Inc. December 11, 2001

Fund Managers
Peter C. Andersen
Senior Portfolio Manager
Fixed Income
Delaware Management Company

Damon J. Andres
Senior Portfolio Manager
Equities
Delaware Management Company

Nancy M. Crouse
Senior Portfolio Manager
Equities
Delaware Management Company

The Fund's Results
A dismal economic environment, extreme market volatility, and the tragic events of September 11 resulted in an extraordinarily challenging year for U.S. stocks. In an attempt to help stimulate a weakening economy, the Federal Reserve cut interest rates 10 times during the Fund's fiscal year.

Despite a bleak backdrop, Delaware Investments Dividend and Income Fund, Inc. posted a +12.02% return (at net asset value with distributions reinvested) for the 12 months ended November 30, 2001. During the same period, the S&P 500 Index was down -12.21%. We attribute the Fund's exceptional performance to its bottom-up, stock-by-stock portfolio selection process. In particular, the Fund benefited from its commitment to cyclically sensitive stocks. Our strong performers during the year were often producers of capital goods and basic materials, which fell across several of the Fund's sectors.

Portfolio Highlights
In recessionary periods, cyclically sensitive stocks are generally favored over higher-priced growth-oriented stocks. Cyclical stocks have historically performed well during times of economic recovery, and many such stocks performed well during the year as investors geared up for a yet-unforeseen rebound.

The Fund directly benefited from this strategy of focusing on cyclicals during the fiscal year period. Aluminum manufacturers Alcan and Alcoa, and forest products company Georgia-Pacific, were three of the Fund's best-performing stocks. Based on our belief that the stocks had achieved fair market value, we sold our positions in Alcan and Alcoa at a profit. As of fiscal year end, Georgia-Pacific's convertible preferred stock remained among the Fund's fixed-income holdings.

Pitney Bowes and Caterpillar also provided the Fund with strong performance. During the fiscal year, we added Northrop Grumman, a large aerospace/defense provider that we believe can perform favorably, given America's new emphasis on national security.

Banking, finance & insurance was among the Fund's top performing sectors. Attractive valuations, combined with strong growth prospects, generated favorable performance from Sovereign Bancorp, another company in which we hold a convertible preferred security. Over the past year, Sovereign has been acquiring other companies' smaller units. We believe this expansion lays the groundwork for the bank to be acquired itself. Insurance companies, including AIG (American International Group), have also performed well despite the current economic environment. In light of heightened terrorist threats, insurance companies throughout the world have seen increased premiums, a move that ultimately increases profitability. We no longer hold AIG within the portfolio as we feel it has reached our target selling price.

As we reported in June, the REIT sector has benefited from renewed investor interest. Strong fundamentals, attractive prices, and predictable dividends generated attractive returns and income for the Fund. A higher allocation to office REITs, in particular, positively influenced performance. While they remain very attractive relative to other sectors of the market, REITs are a sector that typically benefit later in the economic cycle rather than early. As a result, we slightly decreased our REIT exposure toward the end of the fiscal year.

Our holdings in railroad freight companies Burlington Northern and Norfolk Southern performed favorably despite a volatile year for the transportation and shipping sector, as a result of higher oil prices and the fallout of September
11. Benefiting from a cost-effective alternative to traditional shipping methods and effective internal cost control, railroad earnings have remained attractive despite economic uncertainty.

The Fund also experienced its share of disappointments. Our holdings in blue-chip securities like BellSouth and Verizon Communications did not perform as well as anticipated, largely due to overriding issues that continue to plague the telecom sector. A lack of any clear sign of improving fundamentals has prompted us to maintain a light allocation to this sector.

In the healthcare sector, Schering-Plough also witnessed poor performance. Early in the year, the Food and Drug Administration closed several of the company's manufacturing sites. While we underestimated the resolution time with regard to this event, we remain confident that Schering-Plough offers solid value over the long term.

The events of September 11, and its subsequent impact to the travel industry, directly impacted several holdings. Meristar Hospitality, Host Marriott, and Carnival each posted disappointing returns. Our position in Tidewater, an exploration and production company, also performed poorly and we sold the stock prior to year end. By the middle of the year, oil and gas prices had begun their decline. A corporate strategy by Tidewater, designed to support prices, failed to provide adequate leverage and we decided to eliminate our position as the company's fundamentals deteriorated.

During the year, the Fund's holdings in high-yield corporate bonds often aided performance, as high-yield bonds in general outperformed equities. Despite this, the high-yield market was extremely volatile throughout the year. Credit selection has remained a key driver when it comes to performance. September 11 brought a huge flight to quality in the fixed income markets, resulting in wider spreads between the yields of highly rated securities and those of lower-quality issues. After an abysmal performance for high-yield indexes in September, the market recovered strongly at the end of our fiscal year. As we approach the new year, many high-yield issues remain cheap, but the market is uncertain, and we hope to see it stabilize and recover during 2002.

Outlook
We think the prospects for the U.S. economy will remain uncertain for some time, but are confident that Delaware Investments Dividend and Income Fund, Inc. is well positioned to generate attractive income and returns going forward.

We will maintain a cautious approach and avoid making heavy sector bets or reaching too strongly for high yields in search of outperformance. It is our belief that companies with strong cash flows and an emphasis on fundamentals will be the best performers over the long-term. We believe our reliance on bottom-up, individual stock selection helps us uncover reasonable valuations and offers investors a portfolio with broad diversification, attractive income, and low volatility.

Delaware Investments
  Dividend and Income Fund, Inc.

Fund Basics

As of November 30, 2001
--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks to achieve high current income. Capital appreciation is a secondary objective.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$149.72 million
--------------------------------------------------------------------------------
Number of Holdings:
182
--------------------------------------------------------------------------------
Fund Start Date:
March 26, 1993
--------------------------------------------------------------------------------
Your Fund Managers:
Peter C. Andersen received a Master's degree in finance from Harvard University and a Master's degree in Physics from Yale University. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Mr. Andersen is a CFA charterholder.

Damon J. Andres earned a bachelor's degree in Business Administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services with Cambridge Associates, Inc. in Arlington, Virginia. He is also co-manager of Delaware REIT Fund.

Nancy M. Crouse began her career in finance at Philadelphia National Bank. Before joining Delaware in 1993, she served as Vice President at CoreStates Investment Advisers, where she performed securities analysis and managed balanced portfolios. Ms. Crouse is a CFA charterholder.
--------------------------------------------------------------------------------
NYSE Symbol:
DDF

Fund Performance
Average Annual Total Returns

Through November 30, 2001                       Lifetime   Five Years   One Year
--------------------------------------------------------------------------------
At Market Price                                  10.12%       7.97%      30.20%
At Net Asset Value                                8.62%       5.83%      12.02%
--------------------------------------------------------------------------------

Returns reflect reinvestment of all distributions. Shares of the Fund were initially offered with a sales charge of 6.0%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table and graphs on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware Investments
  Dividend and Income Fund, Inc.

Market Price vs. Net Asset Value
November 30, 2000 to November 30, 2001

                                 Delaware Investments       Delaware Investments
                                 Dividend and               Dividend and
                                 Income Fund, Inc. -        Income Fund, Inc. -
                                 Market Price               NAV
          Nov. 00                   $11.88                       $11.59
          Dec. 00                   $11.75                       $12.39
          Jan. 01                   $14.05                       $12.92
          Feb. 01                   $13.60                       $12.68
          Mar. 01                   $13.25                       $12.18
          Apr. 01                   $13.60                       $12.45
          May  01                   $13.65                       $12.66
          June 01                   $13.95                       $12.36
          July 01                   $14.13                       $12.43
          Aug. 01                   $14.45                       $12.32
          Sep. 01                   $11.90                       $11.06
          Oct. 01                   $12.70                       $11.00
          Nov. 01                   $13.85                       $11.63



Past performance is not a guarantee of future results.


Performance of a $10,000 Investment
March 26, 1993 (Fund inception) through November 30, 2001


                                            Delaware Investments               Lipper Closed-End               Lipper Closed-End
                   Delaware Investments      Dividend and Income              Income and Preferred            Income and Preferred
                   Dividend and Income          Fund, Inc. @                  Stock Funds Average             Stock Funds Average
                    Fund, Inc. @ NAV            Market Price                  (11 funds) @ (NAV)           (11 funds) @ Market Price
       Mar. 93         $10,000                    $10,000                         $10,000                           $10,000
       Nov. 93          11,076                     10,082                          10,446                            10,027
       Nov. 94          10,567                      9,353                           9,988                             8,727
       Nov. 95          12,756                     12,038                          12,022                            11,235
       Nov. 96          15,449                     15,730                          13,467                            12,776
       Nov. 97          19,654                     18,615                          15,648                            14,465
       Nov. 98          19,630                     20,161                          16,849                            15,852
       Nov. 99          18,099                     14,812                          16,048                            13,738
       Nov. 00          18,311                     17,742                          17,282                            14,973
       Nov. 01          20,512                     23,100                          18,592                            18,953


Chart assumes $10,000 invested on March 26, 1993, and reflects the reinvestment of all distributions at market value. Performance of the Fund and the Lipper peer group at market value are based on market performance during the period. Performance of the Fund and the Lipper peer group at net asset value are based on the fluctuations in net asset value during the period. The chart also assumes $10,000 invested in the Lipper peer group at Market Price and at Net Asset Value at that month's end, March 31, 1993. After March 31, 1993, returns plotted were as of the last day of each month shown. Delaware Investments Dividend and Income Fund, Inc. was initially offered with a sales charge of 6.0%. Performance since inception does not include fees, the initial sales charge or any brokerage commissions for purchases made since inception. Investments in the Fund are not available at net asset value. The Lipper Closed-End Income and Preferred Stock Funds Average represents a peer group of closed-end mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

2001
  Annual Shareholder Meeting

The Fund held its Annual Meeting of Shareholders on November 1, 2001. At the Annual Meeting, the Fund's shareholders elected nine Directors. The results of the voting at the meeting were as follows:

                                       Shares                   Withheld
Nominee                               Voted For                 Authority
--------------------------------------------------------------------------------
Charles E. Haldeman, Jr.           9,286,553.394              114,388.006

Walter P. Babich                   9,273,052.775              127,888.625

David K. Downes                    9,292,670.394              108,271.006

John H. Durham                     9,294,383.775              106,557.625

John A. Fry                        9,290,952.394              109,989.006

Anthony D. Knerr                   9,292,454.394              108,487.006

Ann R. Leven                       9,296,487.394              104,454.006

Thomas F. Madison                  9,290,672.775              110,268.625

Janet L. Yeomans                   9,295,248.394              105,693.006


Name Change
The Fund's Articles of Incorporation were amended to change the name of the Fund from "Delaware Group Dividend and Income Fund, Inc." to "Delaware Investments Dividend and Income Fund, Inc." effective on December 1, 2001.

Statement
  of Net Assets

                             Delaware Investments Dividend and Income Fund, Inc. November 30, 2001

                                                         Number of     Market
                                                          Shares       Value

Common Stock - 79.73%

Automobiles & Automotive Parts - 1.98%
  Dana                                                     60,800   $   832,960
  Ford Motor                                               64,682     1,225,077
  TRW                                                      23,000       897,460
                                                                    -----------
                                                                      2,955,497
                                                                    -----------
Banking, Finance & Insurance - 8.40%
  Bank of America                                          43,000     2,639,340
  Bank One                                                 60,000     2,246,400
  J.P. Morgan Chase                                        37,000     1,395,640
  Keycorp                                                  90,000     2,061,000
  Mellon Financial                                         33,000     1,233,870
  Wells Fargo                                              41,900     1,793,320
  XL Capital Limited Class A                               13,000     1,208,740
                                                                    -----------
                                                                     12,578,310
                                                                    -----------
Business Services - 0.83%
 *Cendant                                                  73,211     1,247,515
                                                                    -----------
                                                                      1,247,515
                                                                    -----------
Cable, Media & Publishing - 0.98%
  Gannett                                                  21,100     1,465,395
                                                                    -----------
                                                                      1,465,395
                                                                    -----------
Chemicals - 1.13%
  Dow Chemical                                             45,000     1,687,500
                                                                    -----------
                                                                      1,687,500
                                                                    -----------
Computers & Technology - 2.06%
  International Business Machines                          10,000     1,155,900
  Pitney Bowes                                             40,000     1,659,200
  Xerox                                                    32,000       268,800
                                                                    -----------
                                                                      3,083,900
                                                                    -----------
Consumer Products - 4.22%
  Kimberly-Clark                                           39,000     2,268,630
 *Pactiv                                                   40,000       700,000
  Procter & Gamble                                         43,300     3,354,018
                                                                    -----------
                                                                      6,322,648
                                                                    -----------
Electronics & Electrical Equipment - 1.78%
  Emerson Electric                                         25,000     1,351,500
  Rockwell Collins                                         18,000       302,760
  Rockwell International                                   18,000       297,000
  Thomas & Betts                                           35,000       714,350
                                                                    -----------
                                                                      2,665,610
                                                                    -----------
Energy - 4.10%
  Baker Hughes                                             27,000       890,190
  ChevronTexaco                                            28,000     2,380,280
  Conoco Class B                                           50,000     1,368,500
  Exxon Mobil                                              40,000     1,496,000
                                                                    -----------
                                                                      6,134,970
                                                                    -----------
Food, Beverage & Tobacco - 5.12%
  Anheuser-Busch                                           57,000     2,456,700
  Heinz (H.J.)                                             62,100     2,367,252

                                                         Number of     Market
                                                          Shares       Value

Common Stock (continued)

Food, Beverage & Tobacco (continued)
  Kraft Foods Class A                                      33,650   $ 1,114,488
  Pepsico                                                  35,500     1,726,365
                                                                    -----------
                                                                      7,664,805
                                                                    -----------
Healthcare & Pharmaceuticals - 3.56%
  Abbott Laboratories                                      35,000     1,925,000
  Bristol-Myers Squibb                                     43,500     2,338,560
  Schering-Plough                                          29,700     1,061,181
                                                                    -----------
                                                                      5,324,741
                                                                    -----------
Industrial Machinery - 3.25%
  Caterpillar                                              32,000     1,517,440
  Deere & Co.                                              57,000     2,279,430
  Ingersoll-Rand                                           25,386     1,063,420
                                                                    -----------
                                                                      4,860,290
                                                                    -----------
Leisure, Lodging & Entertainment - 1.70%
  Carnival                                                 44,000     1,148,840
  Starwood Hotels & Resorts Worldwide                      51,500     1,397,710
                                                                    -----------
                                                                      2,546,550
                                                                    -----------
Metals & Mining - 1.32%
  Minnesota Mining & Manufacturing                         17,000     1,947,860
  Rouge Industries Class A                                 30,200        29,898
                                                                    -----------
                                                                      1,977,758
                                                                    -----------
Mutual Fund - 1.58%
  Gladstone Capital                                       147,100     2,360,955
                                                                    -----------
                                                                      2,360,955
                                                                    -----------
Paper & Forest Products - 1.77%
  International Paper                                      40,000     1,598,000
  Weyerhaeuser                                             20,000     1,057,000
                                                                    -----------
                                                                      2,655,000
                                                                    -----------
Real Estate - 24.17%
  AMB Property                                             84,000     2,142,000
  Apartment Investment & Management                        43,300     1,926,850
  AvalonBay Communities                                    37,500     1,813,125
  Camden Property Trust                                    54,900     1,989,027
  Capital Automotive                                       74,000     1,376,400
  Chateau Communities                                      65,230     1,973,208
  Duke Realty                                              87,000     2,136,720
  Equity Office Properties Trust                           63,600     1,895,280
  Glimcher Realty Trust                                    26,700       493,416
  Host Marriott                                           136,500     1,149,330
  iStar Financial                                          83,000     2,104,880
  Liberty Property Trust                                   62,470     1,814,129
  Macerich                                                 41,000     1,030,330
  Meristar Hospitality                                     56,000       738,640
  Pan Pacific Retail Properties                            61,400     1,638,766
  Plum Creek Timber                                        94,119     2,670,156
  Prentiss Properties Trust                               100,672     2,661,768
  Reckson Associates Realty                                70,000     1,565,200
  Reckson Associates Realty Class B                        17,520       420,480
  Simon Property Group                                     92,500     2,672,324

Statement
  of Net Assets (continued)

                             Delaware Investments Dividend and Income Fund, Inc.

                                                         Number of     Market
                                                          Shares       Value

Common Stock (continued)

Real Estate (continued)
  SL Green Realty                                          18,500   $   560,550
  Sun Communities                                          39,400     1,420,764
                                                                    -----------
                                                                     36,193,343
                                                                    -----------
Retail - 1.04%
 *Federated Department Stores                              42,000     1,554,000
                                                                    -----------
                                                                      1,554,000
                                                                    -----------
Telecommunications - 2.54%
  BellSouth                                                60,000     2,310,000
  Verizon Communications                                   31,720     1,490,840
                                                                    -----------
                                                                      3,800,840
                                                                    -----------
Transportation & Shipping - 3.57%
  Burlington Northern Santa Fe                             42,000     1,231,020
  Norfolk Southern                                        110,000     2,132,900
  Union Pacific                                            36,000     1,981,800
                                                                    -----------
                                                                      5,345,720
                                                                    -----------
Utilities - 4.63%
  Dominion Resources                                       25,000     1,461,250
  FPL Group                                                38,000     2,105,200
 *PG&E                                                     76,000     1,390,800
  Scottish Power ADR                                       22,040       491,492
  TXU                                                      33,000     1,488,300
                                                                    -----------
                                                                      6,937,042
                                                                    -----------

Total Common Stock (cost $121,890,960)                              119,362,389
                                                                    -----------

Convertible Preferred Stock - 9.83%

Aerospace & Defense - 0.74%
  Northrop Grumman 7.25%                                   10,500     1,111,950
                                                                    -----------
                                                                      1,111,950
                                                                    -----------
Banking, Finance & Insurance - 4.75%
  Equity Securities Trust I 6.50%                          28,500     1,168,500
  National Australia Bank Units 7.875%                     40,000     1,246,000
  Newell Financial Trust I 5.25%                           80,200     2,937,324
  Sovereign Bancorp 7.50%                                  27,000     1,748,250
                                                                    -----------
                                                                      7,100,074
                                                                    -----------
Cable, Media & Publishing - 0.22%
  Metromedia International 7.25%                           37,900       322,150
                                                                    -----------
                                                                        322,150
                                                                    -----------
Paper & Forest Products - 1.05%
  Georgia-Pacific PEPS Units 7.50%                         45,000     1,568,700
                                                                    -----------
                                                                      1,568,700
                                                                    -----------
Real Estate - 2.09%
  Crescent Real Estate 6.75%                               62,600     1,167,490
  General Growth Properties 7.25%                          75,100     1,963,865
                                                                    -----------
                                                                      3,131,355
                                                                    -----------

                                                         Number of     Market
                                                          Shares       Value

Convertible Preferred Stock (continued)

Transportation & Shipping - 0.98%
  Union Pacific Capital Trust 6.25%                         7,000   $   335,125
  Union Pacific Capital Trust TIDES
    144A 6.25%                                             23,900     1,144,213
                                                                    -----------
                                                                      1,479,338
                                                                    -----------
Total Convertible Preferred Stock
  (cost $17,892,375)                                                 14,713,567
                                                                    -----------
Preferred Stock - 2.21%

Banking, Finance & Insurance - 1.70%
  Credit Lyon Capital SCA 9.50%                           100,000     2,550,000
                                                                    -----------
                                                                      2,550,000
                                                                    -----------
Cable, Media & Publishing - 0.51%
  CSC Holdings 11.75%                                       1,000       107,500
  Granite Broadcasting PIK 12.75%                           3,562       650,122
                                                                    -----------
                                                                        757,622
                                                                    -----------

Total Preferred Stock (cost $5,489,691)                               3,307,622
                                                                    -----------
                                                      Principal
                                                       Amount
Convertible Bonds - 6.92%

Automobiles & Automotive Parts - 0.21%
  Tower Automotive 144A 5.00% 8/1/04                 $  400,000         316,500
                                                                    -----------
                                                                        316,500
                                                                    -----------
Banking, Finance & Insurance - 0.26%
  Verizon Global Funding 144A
    5.75% 4/1/03                                        400,000         407,375
                                                                    -----------
                                                                        407,375
                                                                    -----------
Computers & Technology - 0.28%
  Mercury Interactive 144A
    4.75% 7/1/07                                        550,000         424,188
                                                                    -----------
                                                                        424,188
                                                                    -----------
Industrial Machinery - 0.96%
  Kadant 144A 4.50% 7/15/04                           1,530,000       1,442,025
                                                                    -----------
                                                                      1,442,025
                                                                    -----------
Metals & Mining - 0.99%
  MascoTech 4.50% 12/15/03                            1,800,000       1,476,000
                                                                    -----------
                                                                      1,476,000
                                                                    -----------
Real Estate - 4.11%
  IRT Property 7.30% 8/15/03                          2,000,000       2,022,500
  Malan Realty Investors
    9.50% 7/15/04                                     2,300,000       2,064,250
  MidAtlantic Realty 7.625% 9/15/03                   1,500,000       2,051,250
                                                                    -----------
                                                                      6,138,000
                                                                    -----------
Telecommunications - 0.11%
  Level 3 Communications 6.0% 3/15/10                   500,000         171,875
                                                                    -----------
                                                                        171,875
                                                                    -----------
Total Convertible Bonds
  (cost $9,878,125)                                                  10,375,963
                                                                    -----------

Statement
  of Net Assets (continued)

                             Delaware Investments Dividend and Income Fund, Inc.

                                                       Principal       Market
                                                         Amount        Value

Non-Convertible Bonds - 27.43%

Aerospace & Defense - 0.22%
  BE Aerospace 9.50% 11/1/08                           $  250,000  $    223,750
  Sequa Corp 9.00% 8/1/09                                 100,000        99,000
                                                                    -----------
                                                                        322,750
                                                                    -----------
Automobiles & Automotive Parts - 2.34%
  American Axle & Manufacturing
    9.75% 3/1/09                                        1,500,000     1,582,500
  Delco Remy International
    11.00% 5/1/09                                         900,000       931,500
  Neff 10.25% 6/1/08                                    1,700,000       994,500
                                                                    -----------
                                                                      3,508,500
                                                                    -----------
Banking, Finance & Insurance - 1.49%
  Asat Finance 12.50% 11/1/06                             406,250       288,438
  Finova Group 7.50% 11/15/09                           1,120,000       403,200
  Midland Funding II Series A
    11.75% 7/23/05                                      1,400,000     1,541,750
                                                                    -----------
                                                                      2,233,388
                                                                    -----------
Building & Materials - 0.22%
  Ryland Group 8.00% 8/15/06                              325,000       328,250
                                                                    -----------
                                                                        328,250
                                                                    -----------
Cable, Media & Publishing - 4.92%
  Adelphia Communications
    9.375% 11/15/09                                       600,000       588,000
    10.25% 11/1/06                                        500,000       518,750
  Advanstar Communications
    12.00% 2/15/11                                      1,000,000       685,000
  Charter Communications
   8.625% 4/1/09                                        1,200,000     1,176,000
  Coaxial Communications
    10.00% 8/15/06                                        750,000       753,750
  Granite Broadcasting
    8.875% 5/15/08                                        500,000       357,500
    9.375% 12/1/05                                      2,000,000     1,389,999
    10.375% 5/15/05                                       150,000       109,125
  Mediacom Broadband 144A
    11.00% 7/15/13                                        375,000       416,250
  NTL 11.50% 2/1/06                                       825,000       309,375
  Telewest Communications
    9.625% 10/1/06                                        800,000       628,000
    11.25% 11/1/08                                        525,000       438,375
                                                                    -----------
                                                                      7,370,124
                                                                    -----------
Chemicals - 0.79%
  Avecia 11.00% 7/1/09                                    850,000       824,500
  MacDermid 9.125% 7/15/11                                350,000       364,000
                                                                    -----------
                                                                      1,188,500
                                                                    -----------
Computers & Technology - 1.10%
  ChipPAC International 12.75% 8/1/09                   1,000,000       930,000
  Seagate Technology International 144A
    12.50% 11/15/07                                       650,000       718,250
                                                                    -----------
                                                                      1,648,250
                                                                    -----------

                                                       Principal       Market
                                                         Amount        Value

Non-Convertible Bonds (continued)

Consumer Products - 1.05%
  American Greetings
    6.10% 8/1/28                                      $ 400,000    $    332,928
    144A 11.75% 7/15/08                                 225,000         227,250
  Fedders North America
    9.375% 8/15/07                                    1,000,000         735,000
  Stewart Enterprises
    10.75% 7/1/08                                       250,000         275,000
                                                                    -----------
                                                                      1,570,178
                                                                    -----------
Electronics & Electrical Equipment - 0.18%
  Flextronics International
    9.875% 7/1/10                                       250,000         271,250
                                                                    -----------
                                                                        271,250
                                                                    -----------
Energy - 0.56%
  Mission Energy 144A 13.50% 7/15/08                    500,000         575,000
  Westport Resources 144A
    8.25% 11/1/11                                       250,000         256,875
                                                                    -----------
                                                                        831,875
                                                                    -----------
Food, Beverage & Tobacco - 1.78%
  Advantica Restaurant 11.25% 1/15/08                   850,000         580,125
++Big V Supermarkets 11.00% 2/15/04                     450,000          69,750
  CKE Restaurants 9.125% 5/1/09                         850,000         709,750
  Di Giorgio Series B 10.00% 6/15/07                    500,000         493,125
  Marsh Supermarket 8.875% 8/1/07                       200,000         203,250
  National Wine & Spirits
    10.125% 1/15/09                                     600,000         615,000
                                                                    -----------
                                                                      2,671,000
                                                                    -----------
Healthcare & Pharmaceuticals - 0.71%
  DaVita 9.25% 4/15/11                                  200,000         212,000
  Extendicare Health Services
    9.35% 12/15/07                                      250,000         235,000
  Kinetic Concepts Series B
    9.625% 11/1/07                                      600,000         615,000
                                                                    -----------
                                                                      1,062,000
                                                                    -----------
Industrial Machinery - 0.32%
  Amkor Technology 9.25% 2/15/08                        500,000         477,500
                                                                    -----------
                                                                        477,500
                                                                    -----------
Leisure, Lodging & Entertainment - 1.12%
  Alliance Gaming Series B
    10.00% 8/1/07                                       450,000         470,250
  American Restaurant 11.50% 11/1/06                    266,000         240,730
  Bally Total Fitness Series D
    9.875% 10/15/07                                     500,000         517,500
  Extended Stay America
    9.875% 6/15/11                                      200,000         208,000
  La Quinta Inns 7.40% 9/15/05                          250,000         241,875
                                                                    -----------
                                                                      1,678,355
                                                                    -----------
Miscellaneous - 0.34%
  Allied Waste North America
    8.50% 12/1/08                                       500,000         508,750
                                                                    -----------
                                                                        508,750
                                                                    -----------

Statement
  of Net Assets (continued)

                             Delaware Investments Dividend and Income Fund, Inc.

                                                       Principal       Market
                                                         Amount        Value

Non-Convertible Bonds (continued)

Packaging & Containers - 0.87%
  AEP Industries 9.875% 11/15/07                      $  500,000    $   477,500
  Gaylord Container Series B
    9.75% 6/15/07                                        850,000        692,750
  Portola Packaging 10.75% 10/1/05                       150,000        138,750
                                                                    -----------
                                                                      1,309,000
                                                                    -----------
Paper & Forest Products - 0.40%
  Crown Cork & Seal 7.125% 9/1/02                        350,000        180,250
  Doman Industries 8.75% 3/15/04                         750,000        146,250
  Plastipak Holdings 144A 10.75% 9/1/11                  250,000        268,750
                                                                    -----------
                                                                        595,250
                                                                    -----------
Real Estate - 0.31%
  Nationwide Health Properties
    7.06% 12/5/06                                        500,000        470,777
                                                                    -----------
                                                                        470,777
                                                                    -----------
Retail - 1.57%
  Avado Brands 11.75% 6/15/09                            500,000        121,875
  J Crew 10.375% 10/15/07                                850,000        714,000
  Levi Strauss 11.625% 1/15/08                           850,000        726,750
  Office Depot 10.00% 7/15/08                            500,000        546,250
  Saks 7.00% 7/15/04                                     250,000        236,250
                                                                    -----------
                                                                      2,345,125
                                                                    -----------
Telecommunications - 4.85%
  American Tower 9.375% 2/1/09                           900,000        769,500
  Crown Castle International
    9.375% 8/1/11                                        275,000        266,063
  Global Crossing
    8.70% 8/1/07                                       2,000,000        250,000
    9.125% 11/15/06                                      200,000         27,000
  Level 3 Communications
    9.125% 5/1/08                                      1,000,000        525,000
  Metromedia Fiber Network
    10.00% 11/15/08                                    1,000,000        275,000
  Nextel Communications
    9.375% 11/15/09                                    3,250,000      2,697,499
  Nextel Partners 144A
    12.50% 11/15/09                                      250,000        235,000
  Paxson Communications 144A
    10.75% 7/15/08                                       500,000        531,250
  Rural Cellular 9.625% 5/15/08                          700,000        728,000
  Time Warner Telecommunications
    10.125% 2/1/11                                       150,000        125,250
  Williams Communications
    11.70% 8/1/08                                        250,000        116,250
    11.875% 8/1/10                                     1,500,000        697,500
                                                                    -----------
                                                                      7,243,312
                                                                    -----------
Textiles, Apparel & Furniture - 0.01%
++Pillowtex 9.00% 12/15/07                             2,050,000         20,500
                                                                    -----------
                                                                         20,500
                                                                    -----------

                                                       Principal       Market
                                                         Amount        Value

Non-Convertible Bonds (continued)

Transportation & Shipping - 0.94%
  Atlas Air 10.75% 8/1/05                             $1,200,000   $  1,074,000
  Teekay Shipping 8.875% 7/15/11                         325,000        338,813
                                                                   ------------
                                                                      1,412,813
                                                                   ------------
Utilities - 1.34%
  AES 10.25% 7/15/06                                   1,000,000        985,000
  Ocean Rig Norway 10.25% 6/1/08                         100,000         87,500
  Sesi, L.L.C. 8.875% 5/15/11                            500,000        480,000
  Tiverton/Rumford Power Associates
    144A 9.00% 7/15/18                                   200,000        203,469
  Western Resources 6.875% 8/1/04                        250,000        242,700
                                                                   ------------
                                                                      1,998,669
                                                                   ------------
Total Non-Convertible Bonds
  (cost $48,836,196)                                                 41,066,116
                                                                   ------------

Short-Term Securities - 6.36%

**U.S. Treasury Bills 1.95% 12/20/01                   9,530,000      9,520,570
                                                                   ------------
Total Short-Term Securities
  (cost $9,520,570)                                                   9,520,570
                                                                   ------------

Total Market Value of Securities - 132.48%
  (cost $213,507,917)                                               198,346,227
+Liabilities Net of Receivables and
  Other Assets - (32.48%)                                           (48,628,675)
                                                                   ------------
Net Assets Applicable to 12,876,300
  Shares ($0.01 par value) Outstanding;
  Equivalent to $11.63 per Share - 100.00%                         $149,717,552
                                                                   ============

Components of Net Assets at November 30, 2001:
Common stock, $0.01 par value, 500,000,000
  shares authorized to the Fund                                    $188,848,142
Treasury stock, 1,430,700 shares, at cost                           (17,411,619)
Accumulated net realized loss on investments                         (6,557,281)
Net unrealized depreciation of investments                          (15,161,690)
                                                                   ------------
Total net assets                                                   $149,717,552
                                                                   ============


 *Non-income producing security for the year ended November 30, 2001.

**U.S. Treasury bills are traded on a discount basis; the interest rate shown is the effective yield at the time of purchase by the Fund.

 +Of this amount, $54,841,682 represents commercial paper payable at November
  30, 2001. See Note 5 in "Notes to Financial Statements".

++Non-income producing security. Security is in default.

Summary of Abbreviations
  ADR -- American Depositary Receipts
  PEPS -- Partial Equity Linked Securities
  PIK -- Pay-in-kind
  TIDES -- Term Income Deferred Equity Securities



See accompanying notes

Statement
  of Operations

                                                  Delaware Investments Dividend and Income Fund, Inc.
                                                  Year Ended November 30, 2001


Investment Income:
  Interest                                                        $6,283,784
  Dividends                                                        5,972,433              $12,256,217
                                                                  ----------              -----------

Expenses:
  Management fees                                                  1,158,988
  Commercial paper fees                                              130,000
  Accounting and administration expenses                             105,247
  Reports to shareholders                                             87,939
  Professional fees                                                   84,858
  NYSE fees                                                           70,000
  Transfer agent fees                                                 49,800
  Directors' fees                                                     22,900
  Taxes (other than taxes on income)                                  20,940
  Custodian fees                                                       7,520
  Other                                                               18,000
                                                                  ----------
  Total operating expenses (before interest expense)                                        1,756,192
  Interest expense                                                                          2,581,606
                                                                                          -----------
  Total operating expenses (after interest expense)                                         4,337,798
  Less expenses paid indirectly                                                                (6,896)
                                                                                          -----------
  Total expenses                                                                            4,330,902
                                                                                          -----------

Net Investment Income                                                                       7,925,315
                                                                                          -----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                                         (6,557,281)
  Net change in unrealized appreciation/depreciation of investments                        18,372,088
                                                                                          -----------
Net Realized and Unrealized Gain on Investments                                            11,814,807
                                                                                          -----------

Net Increase In Net Assets Resulting from Operations                                      $19,740,122
                                                                                          ===========


See accompanying notes

Statements
  of Changes in Net Assets

                                                                        Delaware Investments Dividend and Income Fund, Inc.

                                                                                                   Year Ended
                                                                                        11/30/01                 11/30/00
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                               $  7,925,315             $ 11,043,082
  Net realized gain (loss) on investments                                               (6,557,281)               8,295,331
  Net change in unrealized appreciation/depreciation of investments                     18,372,088              (18,053,128)
                                                                                      ------------             ------------
  Net increase in net assets resulting from operations                                  19,740,122                1,285,285
                                                                                      ------------             ------------

Dividends and Distributions to Shareholders from:
  Net investment income                                                                 (7,925,315)             (11,043,082)
  Net realized gain on investments                                                      (1,051,565)              (7,759,203)
  Return of capital                                                                    (10,338,170)              (1,764,053)
                                                                                      ------------             ------------
                                                                                       (19,315,050)             (20,566,338)
                                                                                      ------------             ------------
Capital Share Transactions:
  Cost of shares repurchased (See Note 4)                                                       --              (17,411,619)
                                                                                      ------------             ------------
  Decrease in net assets derived from capital share transactions                                --              (17,411,619)
                                                                                      ------------             ------------
Net Increase (Decrease) In Net Assets                                                      425,072              (36,692,672)

Net Assets:
  Beginning of period                                                                  149,292,480              185,985,152
                                                                                      ------------             ------------
  End of period                                                                       $149,717,552             $149,292,480
                                                                                      ============             ============


See accompanying notes

Statement
  of Cash Flows

                                                                            Delaware Investments Dividend and Income Fund, Inc.
                                                                            Year Ended November 30, 2001

Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations                                                               $ 19,740,122
                                                                                                                   ------------
 Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities
  Amortization of discount on securities purchased                                                                     (474,884)
  Net proceeds from investment transactions                                                                          16,780,928
  Net realized loss on investments                                                                                    6,557,281
  Change in unrealized appreciation/depreciation of investments                                                     (18,372,088)
  Decrease in receivable for investments sold                                                                         7,472,781
  Decrease in interest and dividends receivable                                                                         653,789
  Decrease in payable for investments purchased                                                                     (11,706,801)
  Decrease in interest payable                                                                                          (90,442)
  Increase in accrued expenses and other liabilities                                                                     32,747
                                                                                                                   ------------
 Total adjustments                                                                                                      853,311
                                                                                                                   ------------

Net cash provided by operating activities                                                                            20,593,433
                                                                                                                   ------------

Cash Flows Used for Financing Activities:
  Cash provided by issuance of commerical paper                                                                     271,726,085
  Cash used to liquidate commercial paper                                                                          (271,327,952)
  Cash dividends and distributions paid                                                                             (19,315,050)
                                                                                                                   ------------
Net cash used for financing activities                                                                              (18,916,917)
                                                                                                                   ------------
Net increase in cash                                                                                                  1,676,516
Cash at beginning of period                                                                                               3,056
                                                                                                                   ------------
Cash at end of period                                                                                              $  1,679,572
                                                                                                                   ============

Cash paid for interest                                                                                             $  2,672,048
                                                                                                                   ============



See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Investments Dividend and Income Fund, Inc.

                                                                                        Year Ended
                                                                 11/30/01    11/30/00     11/30/99    11/30/98     11/30/97
Net asset value, beginning of period                              $11.590     $13.000      $16.230     $18.010      $15.420

Income (loss) from investment operations:
Net investment income                                               0.617       0.803        0.939       1.020        1.010
Net realized and unrealized gain (loss) on investments              0.923      (0.713)      (1.914)     (0.890)       3.080
                                                                  -------     -------      -------     -------      -------
Total from investment operations                                    1.540       0.090       (0.975)      0.130        4.090
                                                                  -------     -------      -------     -------      -------
Less dividends and distributions from:
Net investment income                                              (0.617)     (0.803)      (0.939)     (1.020)      (1.010)
Net realized gain on investments                                   (0.080)     (0.560)      (1.316)     (0.890)      (0.490)
Return of capital                                                  (0.803)     (0.137)          --          --           --
                                                                  -------     -------      -------     -------      -------
Total dividends and distributions                                  (1.500)     (1.500)      (2.255)     (1.910)      (1.500)
                                                                  -------     -------      -------     -------      -------

Net asset value, end of period                                    $11.630     $11.590      $13.000     $16.230      $18.010
                                                                  =======     =======      =======     =======      =======

Market value, end of period                                       $13.850     $11.875      $11.250     $17.630      $18.060
                                                                  =======     =======      =======     =======      =======

Total return based on:(1)
Market value                                                       30.20%      19.78%      (26.53%)      8.30%       18.34%
Net asset value                                                    12.02%       1.17%       (7.80%)     (0.12%)      27.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $149,718    $149,292     $185,985    $232,269     $257,651
Ratio of total operating expenses to average net assets             2.77%       3.02%        2.34%       2.22%        2.32%
Ratio of total operating expenses to adjusted average
  net assets (before interest expense)(2)                           0.83%       0.71%        0.77%       0.80%        0.82%
Ratio of interest expense to adjusted average net assets(2)         1.22%       1.58%        1.08%       1.02%        1.06%
Ratio of net investment income to average net assets                5.07%       6.45%        6.34%       5.91%        6.10%
Ratio of net investment income to adjusted average net assets(2)    3.75%       4.88%        5.03%       4.84%        4.93%
Portfolio turnover                                                    61%         47%          55%         46%          74%

Leverage analysis:
Debt outstanding at end of period (000 omitted)                   $55,000     $55,000      $55,000     $55,000      $55,000
Average daily balance of debt outstanding (000 omitted)           $54,724     $54,463      $54,567     $54,555      $54,631
Average daily balance of shares outstanding (000 omitted)          12,876      13,744       14,307      14,307       14,307
Average debt per share                                             $4.250      $3.963       $3.814      $3.813       $3.818


(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Adjusted average net assets excludes debt outstanding.

See accompanying notes

Notes
  to Financial Statements

                             Delaware Investments Dividend and Income Fund, Inc. November 30, 2001

Delaware Investments Dividend and Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's shares trade on the New York Stock Exchange.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Distributions -- In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and, if necessary, a return of capital.

Borrowings -- The Fund issues short-term commercial paper at a discount from par. The discount is amortized as interest expense over the life of the commercial paper using the straight-line method (See Note 5).

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are amortized to interest income over the lives of the respective securities.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Fund does not amortize market discounts currently on fixed income securities, but recognizes the discount at disposition in compliance with the Internal Revenue Code. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Fund. Additionally, the above arrangement will have no impact on the Fund's distributions, which are determined in accordance with federal income tax regulations.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,594 for the year ended November 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended November 30, 2001 were approximately $3,302. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.55% which is calculated daily based on the adjusted average weekly net assets.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average weekly net assets, subject to an annual minimum of $85,000.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets does not include the commercial paper liability.

At November 30, 2001, the Fund had liabilities payable to affiliates as follows:

   Investment                   Accounting,               Other expenses
 management fee           administration and other        payable to DMC
 payable to DMC           expenses payable to DSC         and affiliates
 ---------------         --------------------------      ----------------

   $92,899                        $24,684                     $37,476

Certain officers of DMC and DSC are officers and/or directors the Fund. These officers and directors are paid no compensation by the Fund.

Notes
  to Financial Statements (continued)

                             Delaware Investments Dividend and Income Fund, Inc.


3. Investments
For the year ended November 30, 2001, the Fund made purchases of $122,568,671 and sales of $139,820,801 of investment securities other than U.S. government securities and short-term investments.

At November 30, 2001, the cost of investments for federal income tax purposes was $213,507,917. At November 30, 2001, net unrealized depreciation was $15,161,690, of which $16,602,832 related to unrealized appreciation of investments and $31,764,522 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of November 30, 2001 of $6,557,294, which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in the year 2009.

4. Capital Stock
On April 20, 2000, the Fund's Board of Directors approved a tender offer for shares of the Fund's common stock. The tender offer authorized the Fund to purchase and hold as treasury shares up to 10% of its issued and outstanding shares at a price equal to the Fund's net asset value on June 30, 2000, the first business day following expiration of the offer. The tender offer commenced on June 1, 2000 and expired on June 29, 2000. In connection with the tender offer, the Fund purchased 1,430,700 shares of capital stock at a total cost of $17,411,619. The 1,430,700 treasury shares will be available for issuance by the Fund without further shareholder action.

The Fund did not repurchase any shares under the Share Repurchase Program during the year ended November 30, 2001.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

For the year ended November 30, 2001, the Fund did not have any transactions in common shares.

5. Commercial Paper
As of November 30, 2001, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,841,682. The weighted average discount rate of commercial paper outstanding at November 30, 2001, was 2.31%. The average weekly balance of commercial paper outstanding during the year ended November 30, 2001, was $54,724,461 at a weighted discount rate of 4.65%. The maximum amount of commercial paper outstanding at any time during the period was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with J.P. Morgan Chase Bank for $30,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the year ended November 30, 2001, there were no borrowings under this arrangement.

6. Credit and Market Risks
The Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2001. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations.

7. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2001, the Fund designates distributions paid during the year as follows:

      (A)                 (B)
   Long-Term           Ordinary          (C)            (D)
   Capital Gains        Income        Return of        Total           (E)
   Distributions     Distributions     Capital     Distributions    Qualifying
   (Tax Basis)        (Tax Basis)    (Tax Basis)    (Tax Basis)    Dividends(1)
-----------------   --------------- ------------- ---------------  ------------
       5%                 41%            54%            100%           76%

(A), (B) and (C) are based on a percentage of the Fund's total distributions.

(E) is based on a percentage of ordinary income of the Series.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  of Independent Auditors

To the Shareholders and Board of Directors
Delaware Investments Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Investments Dividend and Income Fund, Inc. (the "Fund") as of November 30, 2001, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Investments Dividend and Income Fund, Inc. at November 30, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Philadelphia, Pennsylvania

January 4, 2002

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











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

Delaware Investments
  Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group                                                 Fixed Income Group
Delaware American Services Fund                                     Corporate and Government
Delaware Growth Opportunities Fund                                  Delaware American Government Bond Fund
Delaware Select Growth Fund                                         Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                                      Delaware Delchester Fund
Delaware Technology and Innovation Fund                             Delaware Extended Duration Bond Fund
Delaware Trend Fund                                                 Delaware High-Yield Opportunities Fund
Delaware U.S. Growth Fund                                           Delaware Limited-Term Government Fund
                                                                    Delaware Strategic Income Fund
Value-Equity Group
Delaware Decatur Equity Income Fund                                 Money Market
Delaware Growth and Income Fund                                     Delaware Cash Reserve Fund
Delaware REIT Fund                                                  Delaware Tax-Free Money Fund
Delaware Small Cap Value Fund
                                                                    Municipal (National Tax-Exempt)
International Group                                                 Delaware National High-Yield Municipal Bond Fund
(DIAL-Delaware International Advisers Ltd.)                         Delaware Tax-Free Insured Fund
Delaware Emerging Markets Fund                                      Delaware Tax-Free USA Fund
Delaware International Small Cap Value Fund                         Delaware Tax-Free USA Intermediate Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)                    Municipal (State-Specific Tax-Exempt)
                                                                    Delaware Tax-Free Arizona Fund
Blend Mutual Funds                                                  Delaware Tax-Free Arizona Insured Fund
Delaware Balanced Fund                                              Delaware Tax-Free California Fund
Delaware Core Equity Fund                                           Delaware Tax-Free California Insured Fund
   (formerly Delaware Growth Stock Fund)                            Delaware Tax-Free Colorado Fund
Delaware Devon Fund                                                 Delaware Tax-Free Florida Fund
Delaware Social Awareness Fund                                      Delaware Tax-Free Florida Insured Fund
Foundation Funds                                                    Delaware Tax-Free Idaho Fund
   Delaware Balanced Portfolio                                      Delaware Minnesota High-Yield Municipal Bond Fund
   Delaware Growth Portfolio                                        Delaware Minnesota Insured Fund
   Delaware Income Portfolio                                        Delaware Tax-Free Minnesota Fund
                                                                    Delaware Tax-Free Minnesota Intermediate Fund
                                                                    Delaware Tax-Free Missouri Insured Fund
                                                                    Delaware Tax-Free New York Fund
                                                                    Delaware Tax-Free Oregon Insured Fund
                                                                    Delaware Tax-Free Pennsylvania Fund

Delaware                                                 DDF
Investments(SM)                                         Listed
--------------------------------------                   NYSE
A member of Lincoln Financial Group(R)         THE NEW YORK STOCK EXCHANGE



This annual report is for the information of Delaware Investments Dividend and Income Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.

Board of Directors                            Affiliated Officers                               Contact Information
Charles E. Haldeman, Jr.                      William E. Dodge                                  Investment Manager
Chairman                                      Executive Vice President and                      Delaware Management Company
Delaware Investments Family of Funds          Chief Investment Officer, Equity                  Philadelphia, PA
Philadelphia, PA                              Delaware Investments Family of Funds
                                              Philadelphia, PA                                  International Affiliate
Walter P. Babich                                                                                Delaware International Advisers Ltd.
Board Chairman                                Jude T. Driscoll                                  London, England
Citadel Constructors, Inc.                    Executive Vice President and
King of Prussia, PA                           Head of Fixed Income                              Principal Office of the Fund
                                              Delaware Investments Family of Funds              2005 Market Street
David K. Downes                               Philadelphia, PA                                  Philadelphia, PA 19103
President and Chief Executive Officer
Delaware Investments Family of Funds          Richard J. Flannery                               Independent Auditors
Philadelphia, PA                              President and Chief Executive Officer             Ernst & Young, LLP
                                              Delaware Distributors, L.P.                       2001 Market Street
John H. Durham                                Philadelphia, PA                                  Philadelphia, PA 19103
Private Investor
Gwynedd Valley, PA                            Joseph H. Hastings                                Registrar and Stock Transfer Agent
                                              Senior Vice President/Corporate Controller        Mellon Investor Services, LLC
John A. Fry                                                                                     Overpeck Centre
Executive Vice President                      Michael P. Bishof                                 85 Challenger Road
University of Pennsylvania                    Senior Vice President/Treasurer                   Ridgefield, NJ 07660
Philadelphia, PA                                                                                800 851-9677
                                              Lisa O. Brinkley
Anthony D. Knerr                              Senior Vice President/Compliance Director         For Securities Dealers
Consultant                                                                                      800 362-7500
Anthony Knerr & Associates                    Richelle S. Maestro
New York, NY                                  Senior Vice President/Deputy General              For Financial Institutions
                                              Counsel/Secretary                                 Representatives Only
Ann R. Leven+                                                                                   800 659-2265
Former Treasurer                              John J. O'Connor
National Gallery of Art                       Senior Vice President/Assistant Treasurer         Website
Washington, DC                                                                                  www.delawareinvestments.com

Thomas F. Madison+
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


+Audit Committee Member
 (5443)                                                                                                        Printed in the USA
 AR-DDF [11/01] BP 1/02                                                                                                     J7721
